Filed under Rules 497(e) and 497(k)

Registration Nos. 002-86188

033-52742

ANCHOR SERIES TRUST

SA PGI Asset Allocation Portfolio

SA Wellington Capital Appreciation Portfolio

SA Wellington Government and Quality Bond Portfolio

SA Wellington Strategic Multi-Asset Portfolio

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA WellsCap Aggressive Growth Portfolio

(each, a “Portfolio”)

Supplement to the Summary Prospectuses and Prospectuses of each Portfolio,

as supplemented and amended to date

The Board of Trustees of Anchor Series Trust (“AST”), on behalf of each of the SA PGI Asset Allocation Portfolio, the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio, and the Board of Trustees of SunAmerica Series Trust (“SAST”), on behalf of each of the SA Columbia Technology Portfolio and the SA WellsCap Aggressive Growth Portfolio, (each, a “Target Portfolio”), have each determined that it is in the best interests of each of its respective Target Portfolios to reorganize into an existing series (each, an “Existing Acquiring Portfolio”) or a shell series (each, a “Shell Acquiring Portfolio”) of SAST, as shown in the table below. Each Shell Acquiring Portfolio in the table below will have the same investment objectives, strategies and policies as the Target Portfolio of the same name. Each proposed transaction is referred to as a “Reorganization” and each Shell Acquiring Portfolio and Existing Acquiring Portfolio is referred to as an “Acquiring Portfolio.”

Target Portfolios	Acquiring Portfolios
SA Columbia Technology Portfolio, a series of SAST	SA Wellington Capital Appreciation Portfolio, a Shell Acquiring Portfolio of SAST
SA Wellington Capital Appreciation Portfolio, a series of AST	SA Wellington Capital Appreciation Portfolio, a Shell Acquiring Portfolio of SAST
SA PGI Asset Allocation Portfolio, a series of AST	SA JPMorgan Diversified Balanced Portfolio, an Existing Acquiring Portfolio of SAST
SA Wellington Government and Quality Bond Portfolio, a series of AST	SA Wellington Government and Quality Bond Portfolio, a Shell Acquiring Portfolio of SAST
SA Wellington Strategic Multi-Asset Portfolio, a series of AST	SA Wellington Strategic Multi-Asset Portfolio, a Shell Acquiring Portfolio of SAST

SA WellsCap Aggressive Growth Portfolio, a series of SAST	SA JPMorgan Mid-Cap Growth Portfolio, an Existing Acquiring Portfolio of SAST

In each Reorganization, all of the Target Portfolio’s assets and liabilities would be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Reorganization is completed, shareholders of the Target Portfolio will receive shares of the respective Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the Reorganization, after which the Target Portfolio will cease operations.

Each Target Portfolio expects to convene a special meeting of its shareholders on or about October 27, 2021 to vote on the approval of its Reorganization. Shareholders of record of each Target Portfolio as of August 3, 2021 (the “Record Date”), are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization. The Reorganization of the SA Columbia Technology Portfolio is contingent upon the Reorganization of the SA Wellington Capital Appreciation Portfolio. No other Reorganization of a Target Portfolio is contingent upon the Reorganization of any other Target Portfolio.

Until a Reorganization is completed, each Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Date: June 24, 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ASC3179IN1.5 (6/21)